================================================================================


                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                            -----------------------

                                  FORM 8-K/A


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 21, 1998

                       FRIEDE GOLDMAN INTERNATIONAL INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                          0-22595                           72-1362492
(STATE OR OTHER JURISDICTION OF      (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR  ORGANIZATION)


                      525 EAST CAPITOL STREET,  SUITE 402
                          JACKSON, MISSISSIPPI  39201
                             (ADDRESS OF PRINCIPAL
                               EXECUTIVE OFFICES
                                 AND ZIP CODE)

                                (601) 352-1107
                        (REGISTRANT'S TELEPHONE NUMBER,
                             INCLUDING AREA CODE)



                            -----------------------

================================================================================

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (A)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

     The audited consolidated financial statements of Achere S.A. as of and for the year ended December 31, 1997 are attached as Exhibits 99.4 and are included herein.

     (B)  PRO FORMA FINANCIAL INFORMATION

     The unaudited pro forma financial information for Friede Goldman International Inc. as of and for the year ended December 31, 1997 is attached as
Exhibit 99.5 and is included herein.

     (C)  EXHIBITS

     *Exhibit 99.1  --  Press Release issued by Friede Goldman International
                        Inc. on February 9, 1998.

     *Exhibit 99.2  --  Sale and Purchase Agreement, dated February 5, 1998, by and among Friede Goldman France S.A.S., Mr. Jean-Francois Queru, Mr. Arnaud Queru, Ms. Helene Queru, Mrs. Regine Queru, Mr. Jean-Michel Gandreuil, Mrs. Dominique Gandreuil and MGLV.

     *Exhibit 99.3  --  Amendment No. 1 to Sale and Purchase Agreement, dated
                        February 5, 1998, by and among Friede Goldman France S.A.S., Friede Goldman International Inc., Mr. Jean-Francois Queru, Mr. Arnaud Queru, Ms. Helene Queru, Mrs. Regine Queru, Mr. Jean-Michel Gandreuil, Mrs. Dominique Gandreuil and MGLV.

      Exhibit 99.4  --  Audited consolidated financial statements of Achere S.A.
                        as of and for the year ended December 31, 1997.

      Exhibit 99.5  --  Unaudited pro forma financial information for Friede
                        Goldman International Inc. as of and for the year ended December 31, 1997.


-----------------------
     * Filed with the initial Current Report on Form 8-K, dated as of February 5, 1998.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FRIEDE GOLDMAN INTERNATIONAL INC.


Date:   April 21, 1998

                              By:  /s/ MARSHALL D. LYNCH
                                 ---------------------------------
                                    Marshall D. Lynch
                                    Chief Financial Officer

                                 EXHIBIT INDEX

 Exhibit No.                                                            Page No.
 -----------                                                            --------

*Exhibit 99.1  --  Press Release issued by Friede Goldman International Inc. on
                   February 9, 1998.

*Exhibit 99.2  --  Sale and Purchase Agreement, dated February 5, 1998, by and among Friede Goldman France S.A.S., Mr. Jean-Francois Queru, Mr. Arnaud Queru, Ms. Helene Queru, Mrs. Regine Queru, Mr. Jean-Michel Gandreuil, Mrs. Dominique Gandreuil and MGLV.

*Exhibit 99.3  --  Amendment No. 1 to Sale and Purchase Agreement, dated
                   February 5, 1998, by and among Friede Goldman France S.A.S., Friede Goldman International Inc., Mr. Jean-Francois Queru, Mr. Arnaud Queru, Ms. Helene Queru, Mrs. Regine Queru, Mr. Jean-Michel Gandreuil, Mrs. Dominique Gandreuil and MGLV.

 Exhibit 99.4  --  Audited consolidated financial statements of Achere S.A. as of and for the year ended December 31, 1997.

 Exhibit 99.5  --  Unaudited pro forma financial information for Friede Goldman
                   International Inc. as of and for the year ended December 31, 1997.

----------------------
* Filed with the initial Current Report on Form 8-K, dated as of January 1, 1998.